UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2017 (January 20, 2017)
 ______________________________________________________________
TerraForm Global, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-37528	47-1919173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Settlement Discussions with SunEdison, Inc.

As previously disclosed, TerraForm Global, Inc. (the “Company”) has been engaged in settlement discussions with SunEdison, Inc. (“SunEdison”) to resolve, among other matters, intercompany claims in connection with the Chapter 11 bankruptcy case of SunEdison and certain of its affiliates (the “SunEdison Bankruptcy”). On January 20, 2017, the Company and TerraForm Global, LLC (“GLBL LLC”), a subsidiary of the Company, entered into a memorandum of understanding (the “MOU”) with SunEdison, TerraForm Power, Inc. (“TerraForm Power” and, together with the Company, the “Yieldcos”) and TerraForm Power, LLC (“TERP LLC”), a subsidiary of TerraForm Power. The MOU outlines potential settlements of claims (i) between SunEdison and its affiliated debtors and non-debtors (excluding GLBL and TERP) and their respective employees, officers, directors, agents and representatives in their capacities as such (the “SunEdison Parties”) on the one hand, and the Company (for itself and on behalf of GLBL LLC and TerraForm Global Operating, LLC) (collectively, “GLBL”), and GLBL’s employees, officers, directors, agents and representatives in their capacities as such, on the other hand (the “GLBL Intercompany Claims”); and (ii) between the SunEdison Parties, on the one hand, and TerraForm Power (for itself and on behalf of TERP LLC and TerraForm Power Operating, LLC) (collectively, “TERP”) and TERP’s employees, officers, directors, agents and representatives in their capacities as such, on the other hand (the “TERP Intercompany Claims” and, together with the GLBL Intercompany Claims, the “Intercompany Claims”), in each case in connection with the SunEdison Bankruptcy and including, in each case, any avoidance actions and preference claims the SunEdison Parties may have. The MOU has been approved by the respective boards of directors of the Company, SunEdison and TerraForm Power. The Company’s board of directors approved the MOU upon the recommendation of its independent members who do not also serve on the board of directors of TerraForm Power. The settlements of the Intercompany Claims are subject to the approval of the bankruptcy court in the SunEdison Bankruptcy (the “Bankruptcy Court”).

Under the MOU, the Yieldcos, GLBL LLC, TERP LLC and SunEdison will work in good faith toward agreeing to the terms of two separate settlement agreements, one for each Yieldco, as promptly as practicable on or before January 27, 2017. The Company expects that SunEdison will condition its motion for Bankruptcy Court approval of each settlement upon Bankruptcy Court approval of the other settlement agreement. In addition, GLBL and SunEdison will work to document a transaction for the sale of GLBL in parallel with a separate effort by TERP and SunEdison to document a transaction for the sale of TERP (each an “M&A Transaction”), with each M&A Transaction requiring approval by the applicable Yieldco and SunEdison, provided such obligation to work toward the M&A Transaction terminates if the Yieldcos and SunEdison have not executed and delivered settlement agreements on or before January 27, 2017.

The MOU contains certain non-binding proposed settlement terms (the “Proposed Settlement Terms”) to resolve the complex legal relationship between the applicable Yieldco and SunEdison arising out of SunEdison’s sponsorship of such Yieldco, including, among other things, an allocation of the total consideration paid in connection with an M&A Transaction and, with certain exceptions, the full mutual release of all GLBL Intercompany Claims. At the closing of the GLBL M&A Transaction, in exchange for its Class B common stock of the Company, Class B units of GLBL LLC, incentive distribution rights and all other interests in GLBL, SunEdison would receive consideration equal to 25.0% of the total consideration paid to all stockholders of the Company, reflecting the settlement of GLBL Intercompany Claims, cancelation of incentive distribution rights and other factors considered by the board of directors of the Company. The remaining consideration would be distributed to holders of shares of the Class A common stock of the Company (including SunEdison, solely in its capacity as a holder of Class A common stock of the Company immediately prior to the closing of such M&A Transaction). At the closing of the TERP M&A Transaction, in exchange for its Class B common stock of TerraForm Power, Class B units of TERP LLC, incentive distribution rights and all other interests in TERP, SunEdison would receive consideration equal to 36.9% of the total consideration paid to all TerraForm Power stockholders, reflecting the TERP Intercompany Claims, incentive distribution rights and other factors considered by the board of directors of TerraForm Power. The remaining consideration would be distributed to holders of shares of the Class A common stock of TerraForm Power.

The Proposed Settlement Terms are not legally binding on any party to the MOU and are subject to a number of conditions and contingencies, including each of the Yieldcos and SunEdison entering into final settlement agreements before January 27, 2017, each of the Yieldcos entering into an M&A Transaction (and all documents with respect thereto) jointly approved by the applicable Yieldco and SunEdison by April 1, 2017 and approval of each settlement agreement by the Bankruptcy Court by April 1, 2017, which date may be extended until April 15, 2017 if approval of the settlement agreements is a contested matter that SunEdison is prosecuting in good faith. The settlement agreements will automatically terminate if approval of the Bankruptcy Court is not obtained and will be terminable if the applicable jointly approved M&A Transaction terminates prior to closing or if other customary milestones are not met or termination rights are triggered. There is no assurance that the Yieldcos and SunEdison will enter into settlement agreements, and there is no assurance as to the final terms or timing of any such settlement.

Exclusivity with Brookfield Asset Management Inc.

As previously disclosed, the Company has been exploring and evaluating potential strategic alternatives to maximize stockholder value, including a merger or sale of its entire business or other business combinations or sponsorship arrangements. On January 20, 2017, the Company and GLBL LLC entered into an exclusivity agreement (the “Exclusivity Agreement”) with Brookfield Asset Management Inc. (“Brookfield”), which is subject to customary terms and conditions. Under the Exclusivity Agreement, subject to early termination under certain circumstances, the Company has agreed to negotiate exclusively with Brookfield in connection with a possible negotiated business combination transaction between the Company and Brookfield until the earlier of the execution of a definitive agreement for such transaction and 11:59 p.m. New York City time on March 6, 2017.

Prior to entering into the Exclusivity Agreement, the Company received a bid letter from Brookfield, which was subsequently revised (as revised, the “Bid Letter”). In the Bid Letter, Brookfield proposed four possible transactions:

(1)	Brookfield would purchase 100% of the Company for cash (the “Whole Company Transaction”); or

(2)
Brookfield would purchase 100% of the Company for cash and either (i) 100% of TerraForm Power or (ii) at least a 50.1% interest in TerraForm Power in a sponsorship transaction (the “Whole GLBL with TERP Transaction”); or

(3)	Brookfield would replace SunEdison as sponsor and controlling stockholder of the Company (the “Sponsorship Transaction”); or

(4)	Brookfield would replace SunEdison as sponsor and controlling stockholder of the Company and TerraForm Power (the “Double Sponsorship Transaction”).

The Bid Letter included certain dollar amounts for each of the four proposals, which are described below. The amounts included in the Bid Letter and described below are presented on a fully diluted and converted per-share basis. However, any aggregate amounts payable to SunEdison, on the one hand, and the holders of the Company’s Class A common stock, on the other hand, will reflect the terms of final settlement agreement, if any, between the Company and SunEdison. The terms of any such final settlement agreement may cause any amounts payable in an M&A Transaction to differ materially from those described below.

None of the four proposals is subject to any financing condition. In the Whole Company Transaction, Brookfield would acquire all outstanding shares of the Company for $4.15 per share in cash, subject to adjustment in respect of certain specified contingencies. All shares of the Class B common stock of the Company (the “Class B Shares”) and Class B units of GLBL LLC held by SunEdison would be exchanged for shares of the Class A common stock of the Company (the “Class A Shares”) immediately prior to consummation of the transaction and, as so exchanged, would receive the same consideration per share as all other holders of Class A Shares, subject to the final settlement agreement to be entered into between SunEdison and the Company.

For the Whole GLBL with TERP Transaction, Brookfield indicated it would be willing to offer additional incremental consideration of $0.20 per share in cash, payable on the closing of a transaction for either (i) 100% of TerraForm Power or (ii) at least 50.1% of TerraForm Power in a sponsorship transaction, such that the total consideration to be paid to stockholders of the Company would be $4.35 per share in cash. Payment of the initial $4.15 per share in cash for all outstanding shares of the Company would not be conditioned upon the closing of a transaction for either (i) 100% of TerraForm Power or (ii) at least 50.1% of TerraForm Power in a sponsorship transaction.

In the Sponsorship Transaction, Brookfield would replace SunEdison as the Company’s sponsor and controlling stockholder, and would invest cash in the Company in exchange for a number of newly issued Class A Shares that, after taking into account the issuance of new Class A Shares and the exchange of SunEdison’s interests into Class A Shares, would equal 50.1% of the total number of shares outstanding in the Company following consummation of the transaction. However, Brookfield indicated that in the event it is advantageous to the Company, Brookfield would be prepared to consider acquiring more Class A Shares in a Sponsorship Transaction. All Class B Shares and Class B units of GLBL LLC held by SunEdison would be exchanged for Class A Shares immediately prior to consummation of the transaction. The cash consideration would be based on a pre-transaction equity value of the Company, which would represent a pre-transaction value per share of $4.15 and would be subject to adjustment in respect of the same specified contingencies as the Whole Company Transaction. The cash consideration would then be distributed to all stockholders of the Company (other than Brookfield) on a pro rata basis, subject to the final settlement agreement to be entered into between SunEdison and the Company.

In a Double Sponsorship Transaction, Brookfield would be willing to offer incremental aggregate consideration based on a pre-transaction equity value of the Company, which would represent a pre-transaction value per share of $4.25.

Brookfield’s proposals are subject to certain conditions, including the satisfactory completion of confirmatory due diligence and the negotiation of mutually acceptable definitive transaction documentation which addresses, among other things, the treatment of potential liabilities previously disclosed by the Company, a voting and support agreement with SunEdison, and the negotiation of a comprehensive settlement agreement between the Company and SunEdison that releases the Company from claims by SunEdison and is acceptable to Brookfield. Consummation of any of the above transactions would be subject to customary closing conditions, including approval of the settlement agreement and SunEdison’s action to support the transaction by the Bankruptcy Court. There is no assurance that the Company and Brookfield will enter into a definitive agreement for a potential transaction and there is no assurance as to the form, terms or timing of any transaction even if an agreement is reached between the parties. The final form and terms of any such transaction, including any consideration ultimately received by the Company’s stockholders in such transaction, and any conditions to closing, may be materially different from the terms under Brookfield’s proposals described above.

Cautionary Note Regarding Forward-Looking Statements.

Except for historical information in this Form 8-K, this Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks, and uncertainties and typically include words or variations of words such as “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “estimate,” “predict,” “project,” “goal,” “guidance,” “outlook,” “objective,” “forecast,” “target,” “potential,” “continue,” “would,” “will,” “should,” “could,” or “may” or other comparable terms and phrases.

They include, without limitation, statements relating to the Yieldcos and SunEdison entering into settlement agreements; the Yieldcos and SunEdison documenting or entering into an M&A Transaction; the proposed terms and timing of any settlement agreement (including the proposed allocation of the total consideration received from an M&A Transaction for the respective Yieldco and the mutual release of claims of SunEdison and the Yieldcos); the contingencies relating to approval of any settlement of claims between the Yieldcos and SunEdison, including approval by the bankruptcy court in the SunEdison Bankruptcy; proposals for a sale of the Company to Brookfield; and the form, terms and timing of a transaction, if any, between the Company (or the Company and TerraForm Power) and Brookfield, including the proposed consideration to be received from such transaction. These forward-looking statements are based on current expectations as of the date of this Form 8-K and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: whether and when the Yieldcos and SunEdison are able to reach definitive settlement agreements, the terms of any such settlement agreements, whether the Bankruptcy Court would approve the terms of any such settlement agreement, whether any interested party in the SunEdison Bankruptcy would contest the terms of any such settlement agreement, whether and when the Company (or the Company and TerraForm Power) and Brookfield are able to reach an agreement for a sale of the Company (or the Company and TerraForm Power); the terms of any such agreement; whether any such agreement would be approved by the necessary parties, as well as additional factors we have described in other filings with the Securities and Exchange Commission.

The risks included above are not exhaustive. Other factors that could adversely affect our business and prospects are described in the filings made by us with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM GLOBAL, INC.

		By:	/s/ Yana Kravtsova
Date:	January 23, 2017	Name:	Yana Kravtsova
		Title	Senior Vice President, General Counsel and Secretary